                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

              Date of Report (Date of Earliest Event Reported):
                                August 26, 2003

                            HEALTH CARE REIT, INC.
            (Exact name of registrant as specified in its charter)


        Delaware                    1-8923             34-1096634
(State or other jurisdiction      (Commission         (IRS Employer
   of incorporation)              File Number)      Identification No.)

One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio         43603-1475
(Address of principal executive offices)                     (Zip Code)

      (Registrant's telephone number, including area code): 419-247-2800



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ITEM 5. OTHER EVENTS.


         Effective August 26, 2003, the Company and certain of its subsidiaries entered into Amendment No. 2 to Amended and Restated Loan Agreement ("Amendment No. 2") with Key Corporate Capital Inc., Deutsche Bank Trust Company Americas, Bank of America, N.A., Bank One, N.A., UBS AG, Cayman Islands Branch and Comerica Bank (the "Banks") and KeyBank National Association, as administrative agent for the Banks. Amendment No. 2 amends certain financial covenants contained in the loan agreement, as amended, to enhance the Company's financial flexibility.

         Effective September 10, 2003, the Company entered into Supplemental Indenture No. 5 to the Indenture, dated as of April 17, 1997 (as amended and supplemented), with Fifth Third Bank, as trustee (the "Trustee"), and Supplemental Indenture No. 2 to the Indenture, dated as of September 6, 2002 (as amended and supplemented), with the Trustee. Effective September 16, 2003, the Company entered into Amendment No. 1 to Supplemental Indenture No. 5 with the Trustee and Amendment No. 1 to Supplemental Indenture No. 2 with the Trustee. These supplemental indentures, as amended, modify the indentures to require us to (a) limit the use of secured debt to 40% of undepreciated total assets, (b) limit total debt to 60% of undepreciated total assets, and (c) maintain total unencumbered assets at 150% of total unsecured debt.

         In connection with the Company's Registration Statement on Form S-3 (File No. 333-107280), declared effective August 4, 2003, the Company has entered into an Underwriting Agreement for an offering of 3,200,000 shares of common stock, $1 par value, of the Company, plus up to an additional 480,000 shares of common stock if the over-allotment option granted therein is exercised in full.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

             1.1    Underwriting Agreement

             4.1 Supplemental Indenture No. 5 by and between the Company and Fifth Third Bank, dated September 10, 2003

             4.2 Supplemental Indenture No. 2 by and between the Company and Fifth Third Bank, dated September 10, 2003

             4.3 Amendment No. 1 to Supplemental Indenture No. 5 by and between the Company and Fifth Third Bank, dated September 16, 2003

             4.4 Amendment No. 1 to Supplemental Indenture No. 2 by and between the Company and Fifth Third Bank, dated September 16, 2003

            10.1 Amendment No. 2 to Amended and Restated Loan Agreement by and among the Company and certain of its subsidiaries, the banks signatory hereto and KeyBank National Association, as administrative agent for such banks, dated August 26, 2003

            23.1    Consent of Independent Auditors

            99.1    Press Release dated August 11, 2003


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                                  SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       HEALTH CARE REIT, INC.

                                  By: /s/ GEORGE L. CHAPMAN
                                     ---------------------------
                                          George L. Chapman

                                  Its: Chairman of the Board and Chief
                                       Executive Officer

Dated: September 23, 2003




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                                 EXHIBIT INDEX


                 Designation
                Number Under
                Item 601 of
Exhibit No.    Regulation S-K     Description
-----------    --------------     -----------
   1.1              1             Underwriting Agreement

   4.1              4             Supplemental Indenture No. 5 by and between the Company and
                                  Fifth Third Bank, dated September 10, 2003

   4.2              4             Supplemental Indenture No. 2 by and between the Company and
                                  Fifth Third Bank, dated September 10, 2003

   4.3              4             Amendment No. 1 to Supplemental Indenture No. 5 by and
                                  between the Company and Fifth Third Bank, dated
                                  September 16, 2003

   4.4              4             Amendment No. 1 to Supplemental Indenture No. 2 by and
                                  between the Company and Fifth Third Bank, dated
                                  September 16, 2003

  10.1             10             Amendment No. 2 to Amended and Restated Loan Agreement by
                                  and among the Company and certain of its subsidiaries, the banks signatory hereto and KeyBank National Association, as administrative agent for such banks, dated August 26, 2003

  23.1             23             Consent of Independent Auditors

  99.1             99             Press Release dated August 11, 2003

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